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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 5, 2003



                            TEXAS PACIFIC LAND TRUST
             (Exact Name of Registrant as Specified in its Charter)



      NOT APPLICABLE                     1-737                 75-0279735
     (State or Other            (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                           Identification Number)



              1700 PACIFIC AVENUE, SUITE 1670, DALLAS, TEXAS 75201 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 214-969-5530




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE.

         Texas Pacific Land Trust (the "Trust") hereby incorporates by reference the contents of a Report of Operations - Unaudited, announcing certain of its financial results for the 2003 first quarter which was released to the press on May 5, 2003. A copy of the Report is furnished herewith as Exhibit 99.1.

         This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition", in accordance with the interim guidance set forth in SEC Release No. 33-8216.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TEXAS PACIFIC LAND TRUST


Date:  May 5, 2003              By:  /s/  Roy Thomas
                                      ____________________________________
                                      Roy Thomas,
                                      General Agent and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit Number                         Description

99.1 Report of Operations - Unaudited of Texas Pacific Land Trust, for the Three Months Ended March 31, 2003 and 2002.